                                                                       EXHIBIT Q

                                POWER OF ATTORNEY

      The undersigned, as a Director of CitiStreet Funds, Inc. (the "Corporation"), hereby constitutes and appoints Peter H. Duffy, Alan C. Leland, Thomas M. Lenz and Sandra I. Madden, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Corporation, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with such Acts, the rules, regulations and requirements of the Commission, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of January, 2006.

/s/ John G. Beam, Jr.
----------------------------------
John G. Beam, Jr.

                                POWER OF ATTORNEY

      The undersigned, as a Director of CitiStreet Funds, Inc. (the "Corporation"), hereby constitutes and appoints Peter H. Duffy, Alan C. Leland, Thomas M. Lenz and Sandra I. Madden, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Corporation, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with such Acts, the rules, regulations and requirements of the Commission, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2006.

/s/ Nicholas D. Yatrakis
-----------------------------------
Nicholas D. Yatrakis

                                POWER OF ATTORNEY

      The undersigned, as a Director of CitiStreet Funds, Inc. (the "Corporation"), hereby constitutes and appoints Peter H. Duffy, Alan C. Leland, Thomas M. Lenz and Sandra I. Madden, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Corporation, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with such Acts, the rules, regulations and requirements of the Commission, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 3rd day of January, 2006.

/s/ Jane Direnzo Pigott
-----------------------------
Jane DiRenzo Pigott

                                POWER OF ATTORNEY

      The undersigned, as a Director of CitiStreet Funds, Inc. (the "Corporation"), hereby constitutes and appoints Peter H. Duffy, Alan C. Leland, Thomas M. Lenz and Sandra I. Madden, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Corporation, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with such Acts, the rules, regulations and requirements of the Commission, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 2006.

/s/ Steven I. Weinstein
-----------------------------
Steven I. Weinstein

                                POWER OF ATTORNEY

      The undersigned, as a Director of CitiStreet Funds, Inc. (the "Corporation"), hereby constitutes and appoints Peter H. Duffy, Alan C. Leland, Thomas M. Lenz and Sandra I. Madden, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Corporation, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with such Acts, the rules, regulations and requirements of the Commission, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of December, 2005.

/s/ Ross Jones
-----------------------------
Ross Jones

                                POWER OF ATTORNEY

      The undersigned, as a Director of CitiStreet Funds, Inc. (the "Corporation"), hereby constitutes and appoints Peter H. Duffy, Alan C. Leland, Thomas M. Lenz and Sandra I. Madden, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by the Corporation, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with such Acts, the rules, regulations and requirements of the Commission, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of January, 2006.

/s/ Hugh C. McHaffie
-----------------------------
Hugh C. McHaffie